Exhibit 99.1

OPES Acquisition Corp.’s Business Combination Target, BurgerFi, Brings the Heat

With the New Spicy Fi’ed Chicken Sandwich

Better Burger Concept Enters the Spicy Chicken Sandwich Wars With Its Take on the Popular Menu Item, Utilizing Ghost Pepper Honey as Its Not-So-Secret Spicy and Delicious Weapon

PALM BEACH, FL -- October 13, 2020 -- OPES Acquisition Corp.’s (NASDAQ: OPES) business combination target, BurgerFi International, is bringing the heat to its menu with the new Spicy Fi’ed Chicken Sandwich, available at all corporate-owned locations as of late September. By mid-October, the fast-growing fast casual concept will offer the fiery sandwich at all 125+ locations throughout the U.S.

While BurgerFi may conjure images of 100% all-natural Angus beef burgers, the new Spicy Fi’ed Chicken Sandwich is an ode to heat-seeking diners and not for the faint of heart. The sandwich is made with all-natural, cage-free, hand-breaded boneless chicken breast from Springer Mountain Farms, topped with the sweet lingering heat of ghost pepper honey, homemade jalapeño-infused pickle chips, spicy mayo and an extra kick of freshly sliced jalapeños layered inside a branded potato bun. BurgerFi’s take on this redefined chicken sandwich is aligned with its No Antibiotics Ever (NAE) philosophy, ensuring it never, ever settles and is always sourcing the highest quality ingredients.

“We may be known for our burgers, but we believe our new Spicy Fi’ed Chicken Sandwich can go head-to-head with even the most popular spicy chicken sandwiches out there," said Paul Griffin, BurgerFi’s Chief Culinary Officer. "Our commitment to quality through our NAE program is what sets us apart from competitors. The Spicy Fi’ed Chicken Sandwich is made with cage-free chicken that is American Humane Certified, sourced from family-owned Springer Mountain Farms and raised with no hormones and no antibiotics, ever.”

This Spicy Fi’ed Chicken Sandwich will be available in-store, online and through the BurgerFi app, as well as through third party delivery, at participating locations. For more information and to find the nearest location, visit www.burgerfi.com and download the BurgerFi app.

“BurgerFi continues to evolve, and this latest innovative entry into the spicy chicken sandwich wars is no exception,” said Ophir Sternberg, Chairman & CEO of OPES Acquisition Corp. “We plan to continue to grow the brand's presence and showcase significant shareholder value through a strategic plan that positions the company for long-term success. Soon, everyone will be a BurgerFi loyalist."

OPES Acquisition Corp. signed the definitive merger agreement on June 30th and filed the proxy statement to seek approval of the business combination with the Securities and Exchange Commission on September 25th. OPES and BurgerFi are currently on track to merge in Q4 of 2020.

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About OPES Acquisition Corp.

OPES Acquisition Corp. (NASDAQ: OPES, OPESW) is a special purpose acquisition company headquartered in Miami and organized for the purpose of effecting a merger, asset acquisition, stock purchase or other similar business combination with one or more businesses or entities. For more information, please visit www.opesacquisitioncorp.com.

About BurgerFi

Established in 2011, BurgerFi is among the nation's fastest-growing better burger concepts with approximately 125 BurgerFi restaurants domestically and internationally. The concept was chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% natural American angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi placed in the top 10 on Fast Casual's Top 100 Movers & Shakers list in 2020, was named "Best Burger Joint" by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a "Top Restaurant Brand to Watch" by Nation's Restaurant News in 2019, included in Inc. Magazine's Fastest Growing Private Companies List, and ranked on Entrepreneur's 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com, 'Like' BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter.

BurgerFi® is a Registered Trademark of BurgerFi IP, LLC, a wholly-owned subsidiary of BurgerFi.

Disclaimer

OPES and BurgerFi, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of OPES common stock with respect to the proposed transaction between OPES and BurgerFi (the “Business Combination”). Information about OPES’s directors and executive officers and their current ownership of OPES’s shares of common stock is set forth in the preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated below.

In connection with the Business Combination, on September 25, 2020, OPES filed with the SEC, the preliminary proxy statement on Schedule 14A, which included, among other proposals, the proposal to approve the Business Combination, and OPES continues to file other relevant materials with the SEC. Promptly after filing its definitive proxy statement relating to the Business Combination with the SEC, OPES will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Business Combination, and other proposals. INVESTORS AND SECURITY HOLDERS OF OPES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT OPES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI, AND THE BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by OPES with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

Forward-Looking Statements:

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by OPES on March 30, 2020. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by OPES stockholders; the ability to meet the listing standards of the securities exchange following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: BurgerFi’s limited operating history; BurgerFi’s ability to manage growth; BurgerFi’s ability to execute its business plan; BurgerFi’s estimates of the size of the markets for its products; the rate and degree of market acceptance of BurgerFi’s products; BurgerFi’s ability to identify and integrate acquisitions; potential litigation involving OPES or BurgerFi or the validity or enforceability of BurgerFi’s intellectual property; general economic and market conditions impacting demand for BurgerFi’s products and services; and such other risks and uncertainties as are discussed in the proxy statement to be filed relating to the Business Combination. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required stockholder approval, or the failure of other closing conditions.

OPES expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

OPES@GatewayIR.com

Company Contacts:

OPES

Ashley Spitz, ashley@opesacquisitioncorp.com

BurgerFi International

Crystal Rosatti, crystal@burgerfi.com

Media Relations Contact:

Quinn PR

Laura Neroulias, LNeroulias@quinn.pr